Exhibit (d)

                            [CERTIFICATE FRONT]

                        The Commonwealth of Massachusetts
NUMBER                                                                   SHARES

                        The Principled Equity Market Fund


THIS CERTIFIES THAT  _____________________________  of ______________________ is
the owner of _______________________ Shares in The Principled Equity Market Fund created by a Declaration of Trust dated June 26, 1994, as amended and recorded with the Secretary of The Commonwealth of Massachusetts which shares are fully paid and non-assessable, and subject to the provision of this Trust, are transferable by assignment endorsed thereon, and, the surrender of this certificate.

IN WITNESS WHEREOF, the Trustees hereunto set their hand and have caused their seal to be affixed hereto this ______________ day of ________________A.D. 19____



                            [CERTIFICATE BACK]

                                   Certificate
                                       for




                                    ISSUED TO

                           ___________________________

                                      DATED

                           ___________________________


     FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto ___________________________________________________________________________
_________________________________________________________________________ Shares
of the Capital represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney
to transfer the said Shares on the books of the within named Organization with full power of substitution in the premises.

         Dated ___________________________________ 19_____

             in presence of
                                                _______________________________

__________________________________


NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OF enlargement OR ANY CHANGE WHATEVER.